STOCK-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION PLANS	STOCK-BASED COMPENSATION PLANS
Our Company grants long-term equity awards under its stock-based compensation plans to certain employees of the Company. The Coca-Cola Company 2024 Equity Plan (“2024 Plan”) and the Global Employee Stock Purchase Plan (“GESPP”) were approved by shareowners on May 1, 2024. Under the 2024 Plan, an aggregate initial reserve of 240 million shares of our common stock was approved to be issued through the grant of equity awards. This reserve will be increased or may be adjusted as allowable under the 2024 Plan. The 2024 Plan allows for grants of stock options, stock appreciation rights, performance share units, restricted stock, restricted stock units and other specified award types, including cash awards with performance-based vesting criteria. As of December 31, 2024, there were 240 million initial reserve shares available to be granted under the 2024 Plan. There was an additional 1 million shares available to be issued under the 2024 Plan through the reuse of shares and adjustments as allowable under the 2024 Plan. Beginning in 2025, the 2024 Plan will be the only plan in use for equity awards. Under the GESPP, a maximum of 15 million shares of our common stock was approved to be issued through the grant of matching share awards. As of December 31, 2024, there were 15 million shares available to be issued under the GESPP.
Total stock-based compensation expense was $286 million, $251 million and $361 million in 2024, 2023 and 2022, respectively. In 2022, for certain employees who accepted voluntary separation from the Company as a result of the restructuring of our North America operating unit, the Company provided cash payments designed to offset the loss of certain equity awards and serve as a cash supplement to the employees upon the exercise of certain stock options. The stock-based compensation expense in 2022 arising from the estimated cash payments was $5 million and was recorded in the line item other operating charges, and the remaining stock-based compensation expense of $356 million was recorded in the line item selling, general and administrative expenses in our consolidated statement of income. In 2023, the Company recorded stock-based compensation expense of $254 million in the line item selling, general and administrative expenses in our consolidated statement of income. This was partially offset by $3 million related to the revision of management’s estimates arising from the settlement of the estimated cash payments recognized in 2022, which was recorded in the line item other operating charges in our consolidated statement of income. All stock-based compensation expense in 2024 was recorded in the line item selling, general and administrative expenses in our consolidated statement of income. Refer to Note 19 for additional information on the Company’s restructuring initiatives. The total income tax benefit recognized in our consolidated statements of income related to total stock-based compensation expense was $47 million, $40 million and $55 million in 2024, 2023 and 2022, respectively.
As of December 31, 2024, we had $234 million of total unrecognized compensation cost related to nonvested stock-based compensation awards granted under our plans, which we expect to recognize over a weighted-average period of 1.6 years as stock‑based compensation expense. This expected cost does not include the impact of any future stock-based compensation awards.
Stock Option Awards
Stock option awards are generally granted with an exercise price equal to the average of the high and low market prices per share of the Company’s stock on the grant date. The fair value of each stock option award is estimated using a Black-Scholes-Merton option-pricing model and is expensed on a straight-line basis over the vesting period, which is generally four years.
The weighted-average fair value of stock options granted during the years ended December 31, 2024, 2023 and 2022, and the weighted-average assumptions used in the Black-Scholes-Merton option-pricing model for such grants were as follows:

Year Ended December 31,	2024	2023	2022
Fair value of stock options on grant date	$10.28	$9.84	$8.23
Dividend yield[1]	3.2%	3.0%	2.8%
Expected volatility[2]	17.0%	17.5%	18.0%
Risk-free interest rate[3]	4.3%	4.1%	1.9%
Expected term of stock options[4]	6 years	6 years	6 years
[1]The dividend yield is the calculated yield on the closing market price per share of the Company’s stock on the grant date.
[2]The expected volatility is based on implied volatilities from traded options on the Company’s stock, historical volatility of the Company’s stock and other factors.
[3]The risk-free interest rate for the period matching the expected term of the stock options is based on the U.S. Treasury yield curve in effect on the grant date.
[4]The expected term of the stock options represents the period of time that stock options are expected to be outstanding and is derived by analyzing historical exercise behavior.
Stock option awards generally expire 10 years after the grant date. The shares of common stock to be issued and/or sold upon the exercise of stock options are made available from either authorized and unissued common stock or from treasury shares. Since 2007, the Company has issued common stock under its stock-based compensation plans from treasury shares.
Stock option activity during the year ended December 31, 2024 was as follows:

	Shares (In millions)	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value (In millions)
Outstanding on January 1, 2024	47	$48.52
Granted	2	60.28
Exercised	(18)	42.72
Outstanding on December 31, 2024	31	$52.81	5.4 years	$289
Vested and expected to vest	30	$52.72	5.4 years	$288
Exercisable on December 31, 2024	22	$50.43	4.5 years	$261
The total intrinsic value of the stock options exercised was $356 million, $268 million and $534 million in 2024, 2023 and 2022, respectively. The total number of stock options exercised was 18 million, 14 million and 22 million in 2024, 2023 and 2022, respectively.
Performance-Based Share Unit Awards
Performance share unit awards require achievement of certain performance criteria, which are predefined by the Talent and Compensation Committee of our Board of Directors at the time of grant. For performance share unit awards granted from 2019 through 2022, the performance criteria were equally weighted among net operating revenues, earnings per share and free cash flow over a predefined performance period of three years. For performance share unit awards granted to executives in 2022, and for performance share unit awards granted to all participants in 2023 and 2024, the performance criteria were weighted 30% for net operating revenues, 30% for earnings per share, 30% for free cash flow and 10% for environmental sustainability. For purposes of these performance criteria, earnings per share is diluted net income per share; free cash flow is net cash provided by operating activities less purchases of property, plant and equipment; and environmental sustainability is comprised of predefined goals related to the Company’s packaging and water security strategies in place at the time of grant. These performance criteria are adjusted for certain items, if applicable, which are subject to Audit Committee approval. The purpose of these adjustments is to ensure a consistent year-to-year comparison of the specific performance criteria. Performance share unit awards granted to executives in 2019 through 2022 and performance share unit awards granted to all participants in 2023 and 2024 include a relative TSR modifier to determine the final number of performance share units earned. The fair value of performance share units that include a TSR modifier is determined using a Monte Carlo valuation model. For these awards, the number of performance share units earned based on the certified achievement of the predefined performance criteria will be reduced or increased if the Company’s total shareowner return over the performance period relative to a predefined group of companies falls outside of a predefined range. The fair value of performance share units that do not include a TSR modifier is the closing market price per share of the Company’s stock on the grant date less the present value of the expected dividends not received during the performance period. The performance share unit awards will generally vest at the end of the respective performance period.
For performance share unit awards, in the event the certified results equal the predefined performance criteria, the number of performance share units earned will be equal to the target award. In the event the certified results exceed the predefined performance criteria, additional performance share units up to the maximum award will be earned. In the event the certified results fall below the predefined performance criteria but are at or above the minimum threshold, a reduced number of performance share units will be earned. If the certified results fall below the minimum threshold, no performance share units will be earned. Performance share unit awards do not entitle participants to vote or receive dividends until the performance share units are settled in stock.
In the reporting period it becomes probable that the minimum performance threshold specified in the performance share unit award will be achieved, we recognize compensation expense for the proportionate share of the total fair value of the performance share units related to the vesting period that has already lapsed for the performance share units expected to vest. The remaining fair value of the performance share units expected to vest is expensed on a straight-line basis over the remainder of the vesting period. In the event the Company determines it is no longer probable that the minimum performance threshold specified in the award will be achieved, we reverse all previously recognized compensation expense in the reporting period such a determination is made.
Performance share units earned are generally settled in stock, except for certain circumstances such as death or disability, in which case beneficiaries or employees are provided cash payments. As of December 31, 2024, nonvested performance share units of approximately 1,216,000 and 1,323,000 were outstanding for the 2023-2025 and 2024-2026 performance periods, respectively, based on the target award amounts.
The following table summarizes information about outstanding nonvested performance share units based on the target award levels:

	Performance Share Units (In thousands)	Weighted-Average Grant Date Fair Value
Nonvested on January 1, 2024	2,854	$58.48
Granted	1,348	57.16
Vested[1]	(1,477)	58.87
Forfeited	(186)	58.15
Nonvested on December 31, 2024[2]	2,539	$56.91
[1]Represents the target level of performance share units vested as of December 31, 2024 for the 2022-2024 performance period. Upon certification in February 2025 of the financial results for the performance period, the final number of shares earned will be determined and released.
[2]The outstanding nonvested performance share units as of December 31, 2024 at the threshold award and maximum award levels were approximately 952,000 and 6,348,000, respectively.
The weighted-average grant date fair value of performance share unit awards granted in 2024, 2023 and 2022 was $57.16, $56.63 and $59.61, respectively.
The following table summarizes information about vested performance share units based on the certified award level:

	2021-2023 Annual Award
	Performance Share Units (In thousands)	Weighted- Average Grant Date Fair Value
Certified	3,611	$49.37
Released during 2024	(3,609)	49.37
Forfeited during 2024	(2)	$49.37
The total intrinsic value of performance share units that were released was $214 million, $244 million and $125 million in 2024, 2023 and 2022, respectively.
Time-Based Restricted Stock, Time-Based Restricted Stock Unit Awards and Matching Share Awards
Restricted stock, restricted stock unit awards and matching share awards granted under the 2024 Equity Plan, the GESPP, and the 2014 Equity Plan do not entitle recipients to vote or receive dividends during the vesting period and will be forfeited in the event of the recipient’s termination of employment, except for certain circumstances such as death or disability. The fair value of restricted stock, restricted stock units and matching share awards is the closing market price per share of the Company’s stock on the grant date less the present value of the expected dividends not received during the vesting period. The fair value of the restricted stock, restricted stock units and matching share awards expected to vest and be released is expensed on a straight-line basis over the vesting period.
The following table summarizes information about outstanding nonvested restricted stock, restricted stock units and matching share awards:

	Restricted Stock, Restricted Stock Units and Matching Share Awards (In thousands)	Weighted-Average Grant Date Fair Value
Nonvested on January 1, 2024	3,493	$52.91
Granted	2,067	56.11
Vested and released	(1,051)	47.08
Forfeited	(299)	55.50
Nonvested on December 31, 2024	4,210	$55.75